UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2015

VIATAR CTC SOLUTIONS INC.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-199619 (Commission File Number)	26-1581305 (IRS Employer Identification No.)

116 John Street, Suite 10, Lowell, Massachusetts (Address of principal executive offices)	01852 (Zip Code)

Registrant’s telephone number, including area code: (617) 299-6590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ð	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
€	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

€	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
€	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 19, 2015, Viatar CTC Solutions Inc. issued a press release announcing upcoming presentation by Ilan Reich, its Chairman and Chief Executive Officer, at the RedChip Global Online Microcap Conference on October 22, 2015. A copy of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated October 19, 2015, issued by Viatar CTC Solutions Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATAR CTC SOLUTIONS INC.

Dated: October 20, 2015
	By:	/s/ Ilan Reich
	Name:	Ilan Reich
	Title:	Chief Executive Officer and Chief Financial Officer

Exhibit 99.1

Viatar CTC Solutions to Present at the RedChip Global Online Microcap Conference

LOWELL, MA--(Marketwired - Oct 19, 2015) - Viatar CTC Solutions Inc. (OTCQB: VRTT) is scheduled to present at the RedChip Global Online Microcap Conference on Thursday, October 22, 2015, at 11:30 am. Eastern time. The presentation can be viewed at www.RedChip.com.

A live Q&A session will follow the investor presentation. Investors can pre-submit their questions by visiting http://www.redchip.com/events/3/global-online-microcap-conference.

The RedChip Global Online Microcap Conference brings together investors and executives of leading microcap companies, representing a broad spectrum of industries and sectors, including oil & gas, technology, mining, healthcare, consumer goods, energy, and more. More than 10,000 investors attend RedChip's microcap conference series each year.

No registration is required to participate in the conference. Start times are subject to change.

About Viatar CTC Solutions

Viatar CTC Solutions Inc. is a medical technology company focused on the treatment of patients with metastatic cancer. The company's lead product, the Viatar™ Therapeutic Oncopheresis System, removes circulating tumor cells from whole blood using label-free cross-flow filtration. Pending regulatory approval targeted for 2016, it will be used as a periodic therapy to improve overall survival for a wide range of solid tumor types such as lung, breast, colon, prostate and gastric cancers.

This proprietary technology also powers the company's liquid biopsy products, which are collection systems for use by genetic testing companies, researchers and medical oncologists that provide a greater quantity and purity of circulating tumor cells for their molecular analysis and personalized medicine objectives.

About RedChip Companies, Inc.

RedChip Companies, an Inc. 5000 company, is an international small-cap research, investor relations, and media company headquartered in Orlando, Florida; with affiliate offices in San Francisco, Pittsburgh, and Seoul. RedChip delivers concrete, measurable results for its clients through its extensive global network of small-cap institutional and retail investors. RedChip has developed the most comprehensive platform of products and services for small-cap companies, including: RedChip Research™, Traditional Investor Relations, Digital Investor Relations, Institutional and Retail Conferences, Virtual Conferences, "The RedChip Money Report: Small Stocks Big Money"™ television show, Shareholder Intelligence, Strategic Marketing, Crisis Management, Social Media and Blogging Services, and Webcasts. To learn more about RedChip's products and services, please visit: http://www.redchip.com/our_services.

"Discovering Tomorrow's Blue Chips Today"™

Contact:

For More Information:

For Viatar CTC Solutions:

Ilan Reich

Chairman & CEO

ilan.reich@viatarctcsolutions.com

Investor

Stephanie Prince

PCG Advisory Group

646.762.4518

Sprince@pcgadvisory.com

Dave Gentry

RedChip Companies

407-644-4256, ext. 104

dave@redchip.com

Media

Sean Leous

PCG Advisory Group

646.863.8998

sleous@pcgadvisory.com